UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 32.7%
CONSUMER DISCRETIONARY - 3.6%
Automobiles - 1.3%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	$1,988,350
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,090,000	2,164,939

Total Automobiles				4,153,289

Hotels, Restaurants & Leisure - 0.2%
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	54,000	52,785	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	143,850
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	51,019
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	118,781
MGM Resorts International, Senior Secured Notes	9.000%	3/15/20	120,000	133,500	(a)

Total Hotels, Restaurants & Leisure				499,935

Media - 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	466,200
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	90,941
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,121,218
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,050,000	1,207,500
Gannett Co. Inc.	6.375%	4/1/12	40,000	40,000
News America Inc., Senior Notes	6.650%	11/15/37	50,000	58,282
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,990,000	2,038,926
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	73,327
United Business Media Ltd., Notes	5.750%	11/3/20	920,000	909,665	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	559,000	630,272

Total Media				6,636,331

TOTAL CONSUMER DISCRETIONARY				11,289,555

CONSUMER STAPLES - 2.7%
Beverages - 0.2%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	760,778	(a)

Food & Staples Retailing - 2.0%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	500,000	525,510	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	25,777	26,467	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	39,263	41,727
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	80,393	88,142
Delhaize Group, Senior Notes	6.500%	6/15/17	1,814,000	2,096,354
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,602,508
Safeway Inc., Senior Notes	3.950%	8/15/20	160,000	158,667
The Kroger Co.	5.000%	4/15/13	1,620,000	1,688,353

Total Food & Staples Retailing				6,227,728

Food Products - 0.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	400,000	462,417

Tobacco - 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	1,005,694

TOTAL CONSUMER STAPLES				8,456,617

ENERGY - 4.7%
Energy Equipment & Services - 0.3%
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,000,000	1,100,000

Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	20,000	23,058
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	660,000	784,223
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	687,029
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	106,500
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	58,713
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	260,000
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	768,346

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	2,300,000	$2,636,828
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	760,000	676,400
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	181,162
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,152,612
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	543,600	(a)
Newfield Exploration Co., Senior Notes	6.625%	4/15/16	1,330,000	1,359,925
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	300,000	315,781
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	886,240
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	721,415
Plains Exploration & Production Co., Senior Notes	7.625%	6/1/18	230,000	244,375
Range Resources Corp., Senior Notes	5.000%	8/15/22	460,000	454,250
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	395,100
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	518,100	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	570,000	604,200
TNK-BP Finance SA	6.625%	3/20/17	232,000	255,780	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	216,480	(a)

Total Oil, Gas & Consumable Fuels				13,850,117

TOTAL ENERGY				14,950,117

FINANCIALS - 10.0%
Capital Markets - 3.2%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	41,175	(b)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,941,534
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	770,368
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	829,450	(a)(c)(d)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	0	(a)(c)(d)(e)(f)
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/12	100,000	0	(b)(c)(e)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	0	(c)(e)(f)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	2,190,000	2,251,902
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,084,774
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,611,111
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	584,791

Total Capital Markets				10,115,105

Commercial Banks - 1.7%
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,082,318	(a)(b)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	706,800	(a)(b)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	183,600	(a)(c)(d)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	100,000	0	(a)(c)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	0	(a)(b)(c)(d)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	162,725	(a)(b)(g)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	93,075	(a)(c)(d)(h)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	425,000	436,506	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	885,623	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	1,007,617
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	813,813

Total Commercial Banks				5,372,077

Consumer Finance - 0.6%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	185,000	196,562
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	40,800	(b)
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	262,166
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	520,000	555,066
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	949,658

Total Consumer Finance				2,004,252

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services - 3.4%
Air 2 US, Notes	8.027%	10/1/20	548,656	$545,913	(a)
Bank of America Corp., Senior Notes	5.000%	5/13/21	420,000	420,648
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,842,295
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	678,252
Citigroup Inc., Senior Notes	6.875%	3/5/38	410,000	473,386
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,318,174
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	61,200	(b)
PHH Corp.	7.125%	3/1/13	110,000	111,512
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	495,000	(a)(b)

Total Diversified Financial Services				10,946,380

Insurance - 1.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	563,328
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,422,974	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	50,000	49,000
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	993,013	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	272,455	(a)

Total Insurance				3,300,770

Real Estate Investment Trusts (REITs) - 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	60,700

TOTAL FINANCIALS				31,799,284

HEALTH CARE - 3.3%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	403,023

Health Care Providers & Services - 3.2%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	57,220
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	659,235
HCA Inc., Senior Secured Notes	7.875%	2/15/20	200,000	219,750
Humana Inc.	8.150%	6/15/38	680,000	883,466
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	407,380
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	725,000	830,125
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	554,000	620,480
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	979,028
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,108,246
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	615,993
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,716,418

Total Health Care Providers & Services				10,097,341

TOTAL HEALTH CARE				10,500,364

INDUSTRIALS - 1.8%
Airlines - 0.5%
Continental Airlines Inc.	6.820%	11/1/19	60,915	63,352
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	192,792	207,251
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	48,195	51,569
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	5/10/21	908,322	1,017,320
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	200,000	200,750	(a)
US Airways Pass-Through Trust	6.850%	7/30/19	197,823	189,910

Total Airlines				1,730,152

Building Products - 0.3%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,038,800	(a)
Masco Corp.	7.125%	8/15/13	50,000	53,040

Total Building Products				1,091,840

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies - 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	$335,587

Construction & Engineering - 0.2%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	523,956	(a)

Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	280,000

Road & Rail - 0.5%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,272,456	(a)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	350,000	338,488	(a)

Total Road & Rail				1,610,944

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	208,750	(a)

TOTAL INDUSTRIALS				5,781,229

INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment, Instruments & Components - 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	990,000	1,118,700	(a)

Semiconductors & Semiconductor Equipment - 0.8%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,561,920
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	888,216

Total Semiconductors & Semiconductor Equipment				2,450,136

TOTAL INFORMATION TECHNOLOGY				3,568,836

MATERIALS - 0.7%
Containers & Packaging - 0.2%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	438,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	140,000	144,900	(a)

Total Containers & Packaging				582,900

Metals & Mining - 0.5%
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	443,825
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	17,000	19,467
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	737,657
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	330,000	339,075	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	160,000	164,400	(a)

Total Metals & Mining				1,704,424

TOTAL MATERIALS				2,287,324

TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
AT&T Inc., Global Notes	5.500%	2/1/18	1,530,000	1,802,559
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	405,000	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,020,000	1,119,450
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	211,826
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	1,150,000	1,384,553
West Corp., Senior Notes	8.625%	10/1/18	1,060,000	1,163,350
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,200,000	1,131,000	(a)

Total Diversified Telecommunication Services				7,217,738

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	544,878
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	332,325

Total Wireless Telecommunication Services				877,203

TOTAL TELECOMMUNICATION SERVICES				8,094,941

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES - 2.3%
Independent Power Producers & Energy Traders - 2.3%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	$1,404,000
AES Corp., Senior Notes	7.750%	10/15/15	300,000	334,500
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	190,000	206,625	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	610,000	658,800	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	260,400	(c)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	370,000	255,300
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,395,000	2,610,550
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	750,000	787,500	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	943,312

TOTAL UTILITIES				7,460,987

TOTAL CORPORATE BONDS & NOTES (Cost - $107,526,309)				104,189,254

ASSET-BACKED SECURITIES - 4.7%
ACE Securities Corp., 2006-GP1 A	0.372%	2/25/31	161,014	131,982	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.277%	7/25/32	445,401	340,836	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,508,541	1,508,541	(f)
Bear Stearns Asset-Backed Securities Trust, 2006-SD2	0.442%	6/25/36	51,784	51,351	(b)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	124,660
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.442%	11/25/45	86,954	63,146	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.890%	6/25/38	1,491,262	1,312,311	(b)(f)
Education Funding Capital Trust, 2003-3 A6	1.742%	12/15/42	300,000	276,000	(b)(f)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	257,250
Fremont Home Loan Trust, 2006-B 2A2	0.342%	8/25/36	483,186	111,791	(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.422%	12/25/36	1,243,609	879,734	(b)
Greenpoint Manufactured Housing, 1999-2 A2	3.007%	3/18/29	325,000	253,114	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	150,000	108,254	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.746%	2/20/30	175,000	127,083	(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.246%	8/21/31	1,125,000	952,738	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.277%	11/22/31	225,000	187,067	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.755%	2/20/32	275,000	208,513	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.751%	3/13/32	350,000	263,918	(b)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	351,106	28,261
GSAMP Trust, 2006-SEA1 A	0.542%	5/25/36	216,663	178,174	(a)(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.542%	9/25/36	298,212	234,989	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	504,120	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.372%	6/25/36	1,183,286	220,859	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.582%	2/25/36	550,426	470,296	(b)
Lehman XS Trust, 2006-16N A4B	0.482%	11/25/46	502,200	84,469	(b)
Lehman XS Trust, 2006-GP3 2A2	0.462%	6/25/46	233,436	17,414	(b)
MASTR Specialized Loan Trust, 2006-3 A	0.502%	6/25/46	329,450	171,665	(a)(b)
MASTR Specialized Loan Trust, 2007-1 A	0.612%	1/25/37	304,347	105,135	(a)(b)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.382%	12/25/36	2,720,000	875,530	(b)
Nelnet Student Loan Trust, 2005-4 A4R2	0.938%	3/22/32	2,900,000	2,326,786	(b)(f)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	219,761	213,355	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.642%	2/25/35	635,269	552,974	(b)
Origen Manufactured Housing, 2007-A A2	3.748%	4/15/37	2,373,424	1,352,852	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	154,050	(a)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
RAAC Series, 2006-RP4 A	0.532%	1/25/46	392,974	$300,970	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $19,982,318)				14,950,188

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.7%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.462%	1/25/35	2,023,794	2,010,050	(b)
Banc of America Funding Corp., 2006-D 6A1	5.266%	5/20/36	973,429	620,343	(b)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	18,378	17,254	(b)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.872%	2/25/34	40,144	33,604	(b)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.497%	12/25/33	483,176	463,847	(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.922%	9/25/34	130,095	113,555	(b)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.082%	11/25/34	86,289	71,387	(b)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.742%	3/25/35	36,867	31,554	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.979%	1/25/36	358,441	202,630	(b)
Bear Stearns ARM Trust, 2004-12 1A1	2.822%	2/25/35	88,153	66,121	(b)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.402%	12/25/46	846,553	450,570	(b)
BlackRock Capital Finance LP, 1996-R1	9.620%	9/25/26	44,813	2,913	(b)(f)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.502%	11/25/35	410,759	242,324	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.472%	7/20/35	585,427	350,469	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.542%	11/20/35	346,250	174,928	(b)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.502%	1/25/46	340,783	191,217	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.472%	7/25/46	568,010	109,430	(b)
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.512%	8/25/46	144,595	1,095	(b)
Countrywide Home Loan, 2003-HYB1 1A1	2.965%	5/19/33	23,553	22,434	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.159%	6/19/31	27,972	27,050	(b)
Countrywide Home Loans, 2003-60 1A1	3.174%	2/25/34	361,391	320,277	(b)
Countrywide Home Loans, 2006-3 1A2	0.572%	3/25/36	361,555	91,951	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.692%	6/25/34	168,534	147,456	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.680%	7/25/21	1,855,629	217,127	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.236%	4/25/20	1,148,502	82,762	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.681%	6/25/20	1,173,908	117,128	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.514%	8/25/20	11,391,571	1,000,396	(b)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.366%	2/25/36	469,162	342,491	(b)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.492%	4/25/36	2,189,728	941,583	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.472%	4/25/36	431,267	213,248	(b)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.502%	8/25/46	709,035	159,597	(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.422%	11/19/46	426,930	191,585	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.392%	1/25/47	799,288	443,718	(b)
IMPAC CMB Trust, 2004-5 1A1	0.962%	10/25/34	169,073	147,201	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	1.042%	11/25/34	9,744	9,237	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	268,924	267,882
MASTR ARM Trust, 2003-3 3A4	2.323%	9/25/33	1,575,719	1,458,516	(b)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.602%	7/25/35	4,032,055	3,071,999	(a)(b)
Merit Securities Corp., 11PA B2	1.741%	9/28/32	11,835	11,579	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.005%	5/25/34	474,499	$474,540	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.787%	8/25/34	78,380	64,668	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.757%	3/25/36	441,380	244,875	(b)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.369%	8/25/36	406,882	207,028	(b)
Residential Accredit Loans Inc., 2007-Q01 A1	0.392%	2/25/47	2,309,236	1,340,606	(b)
Sequoia Mortgage Trust, 2007-4 4A1	0.582%	7/20/47	1,225,563	927,819	(b)
Structured ARM Loan Trust, 2004-04 3A2	2.628%	4/25/34	846,359	738,937	(b)
Structured ARM Loan Trust, 2004-07 A1	0.647%	6/25/34	17,189	12,703	(b)
Structured ARM Loan Trust, 2004-17 A1	1.122%	11/25/34	51,833	44,929	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.562%	10/25/35	1,100,480	677,391	(b)
Structured ARM Loan Trust, 2005-20 4A1	5.531%	10/25/35	1,651,969	1,317,881	(b)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.982%	12/19/33	91,102	82,898	(b)
Structured Asset Securities Corp., 2002-08A 7A1	1.920%	5/25/32	68,640	64,016	(b)
Structured Asset Securities Corp., 2002-11A 1A1	2.055%	6/25/32	24,246	20,979	(b)
Structured Asset Securities Corp., 2002-16A 1A1	2.990%	8/25/32	232,996	231,351	(b)
Structured Asset Securities Corp., 2002-18A 1A1	3.059%	9/25/32	6,212	5,777	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.642%	9/25/33	147,343	126,841	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.142%	3/25/44	30,482	28,173	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.129%	5/25/46	2,728,708	1,490,183	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR04 DA	1.152%	6/25/46	1,467,690	699,818	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.119%	8/25/46	2,027,757	941,445	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.705%	5/25/35	269,639	258,693	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $33,745,355)				24,440,059

COLLATERALIZED SENIOR LOANS - 4.5%
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.3%
Allison Transmission Inc., Term Loan B	2.750%	8/7/14	889,507	882,002	(i)

Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment Operating Co. Inc., Term Loan B6	5.492%	1/26/18	484,112	436,684	(i)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.750%	11/23/16	126,382	121,800	(i)
Las Vegas Sands LLC, Term Loan B	2.750%	11/23/16	500,369	482,621	(i)

Total Hotels, Restaurants & Leisure				1,041,105

Media - 0.8%
Cengage Learning Acquisitions Inc., Term Loan	2.490%	7/3/14	987,080	908,995	(i)
Charter Communications Operating LLC, Term Loan C	3.720%	9/6/16	852,879	850,214	(i)
Univision Communications Inc., Term Loan B	4.491%	3/31/17	874,148	861,217	(i)
UPC Holding BV, Term Loan T2	3.744%	12/30/16	170,812	169,816	(i)

Total Media				2,790,242

Multiline Retail - 0.3%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	925,000	922,522	(i)

Specialty Retail - 0.6%
Gymboree Corp., Term Loan	5.000 - 5.750%	2/23/18	990,000	933,923	(i)
Michaels Stores Inc., Term Loan B2	5.000 - 5.125%	7/29/16	923,012	924,599	(i)

Total Specialty Retail				1,858,522

TOTAL CONSUMER DISCRETIONARY				7,494,393

See Notes to Schedule of Investments.

WESTERN ASSET OF TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Brand Energy and Infrastructure Services Inc., Term Loan B2	3.750 - 3.875%	2/7/14	914,683	$846,539	(i)

INDUSTRIALS - 0.2%
Airlines - 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.560%	7/31/14	561,069	555,459	(i)

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.6%
First Data Corp., Term Loan B	4.242%	3/23/18	612,309	557,489	(i)
First Data Corp., Term Loan B2	2.992%	9/24/14	742,634	714,790	(i)
SunGard Data Systems Inc., Term Loan B	3.866 - 4.148%	2/26/16	645,841	646,061	(i)

Total IT Services				1,918,340

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Term Loan	4.494%	12/1/16	495,142	481,526	(i)

TOTAL INFORMATION TECHNOLOGY				2,399,866

MATERIALS - 0.3%
Containers & Packaging - 0.3%
Reynolds Group Holdings Inc., Term Loan E	6.500%	2/9/18	979,322	990,514	(i)

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Financing Inc., Term Loan A	2.492 - 2.827%	3/13/14	1,000,000	983,750	(i)

UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
RRI Energy Inc., Term Loan B	6.000%	12/1/17	987,469	974,303	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $14,509,965)				14,244,824

MORTGAGE-BACKED SECURITIES - 4.2%
FNMA - 4.2%
Federal National Mortgage Association (FNMA)	5.500%	6/1/35-5/1/40	7,817,532	8,563,963
Federal National Mortgage Association (FNMA)	6.000%	5/14/42	4,400,000	4,840,688	(j)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $13,431,203)				13,404,651

MUNICIPAL BONDS - 2.7%
New York - 0.3%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., XLCA	0.280%	5/1/32	1,150,000	805,000	(b)

North Carolina - 1.7%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.451%	10/25/41	3,100,000	2,863,718	(b)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co.,AMBAC	0.280%	10/1/22	2,100,000	1,701,000	(b)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.298%	10/1/22	1,025,000	830,250	(b)(f)(k)

Total North Carolina				5,394,968

Pennsylvania - 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.552%	6/1/47	850,000	786,250	(b)(f)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Pennsylvania - continued
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	14.322%	6/1/47	1,700,000		$1,572,500	(b)(f)

Total Pennsylvania					2,358,750

TOTAL MUNICIPAL BONDS (Cost - $8,866,725)					8,558,718

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
Brazil - 0.2%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	724,699

Sweden - 0.3%
Government of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	954,408

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $1,013,845)					1,679,107

SOVEREIGN BONDS - 2.9%
Brazil - 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	244,067
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,755,000	BRL	3,070,858

Total Brazil					3,314,925

India - 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	442,000		415,480	(a)(b)

Indonesia - 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	10,665,000,000	IDR	1,562,775

Malaysia - 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,710,000	MYR	901,021
Government of Malaysia, Senior Bonds	4.262%	9/15/16	720,000	MYR	243,867

Total Malaysia					1,144,888

Mexico - 0.6%
Mexican Bonos, Bonds	8.000%	6/11/20	20,430,000	MXN	1,800,861
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	160,395

Total Mexico					1,961,256

Russia - 0.0%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	16,700		19,977	(a)

Thailand - 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	720,397

TOTAL SOVEREIGN BONDS (Cost - $8,838,105)					9,139,698

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.1%
U.S. Government Obligations - 25.1%
U.S. Treasury Bonds	4.375%	5/15/40	1,550,000		1,862,665
U.S. Treasury Bonds	4.375%	5/15/41	430,000		516,941
U.S. Treasury Bonds	3.125%	11/15/41	7,380,000		7,079,036
U.S. Treasury Notes	1.875%	2/28/14	2,490,000		2,562,364
U.S. Treasury Notes	1.000%	8/31/16	1,970,000		1,978,465
U.S. Treasury Notes	1.375%	11/30/18	30,490,000		30,201,778
U.S. Treasury Notes	1.375%	2/28/19	1,440,000		1,419,525
U.S. Treasury Notes	2.000%	11/15/21	34,800,000		34,258,964
U.S. Treasury Notes	2.000%	2/15/22	310,000		304,042

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $81,340,151)					80,183,780

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.7%
U.S. Treasury Notes, Inflation Indexed (Cost - $2,214,548)	2.000%	4/15/12	2,211,680		2,216,692

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY			SHARES	VALUE
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc. (Cost-$284,300)			17,138	$257,070	*

	RATE
PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Consumer Finance - 0.7%
GMAC Capital Trust I (Cost-$2,396,000)	8.125%		95,000	2,195,450

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.50 (Cost-$34,951)		6/18/12	162	14,175

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost-$0)		11/30/14	912	6,767	(d)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $294,183,775)				275,480,433

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 13.2%
U.S. Government Agencies - 3.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost-$9,686,218)	0.100%	8/21/12	9,690,000	9,687,723	(l)

Repurchase Agreements - 10.2%
Bank of America repurchase agreement dated 3/30/12; Proceeds at maturity-$1,375,002; (Fully collateralized by U.S. government obligations, 5.000% due 5/15/37; Market value-$1,402,500)	0.020%	4/2/12	1,375,000	1,375,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/30/12; Proceeds at maturity-$31,063,233; (Fully collateralized by U.S. government agency obligations, 1.125% due 2/27/14; Market value-$31,684,249)	0.090%	4/2/12	31,063,000	31,063,000

Total Repurchase Agreements (Cost - $32,438,000)				32,438,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $42,124,218)				42,125,723

TOTAL INVESTMENTS - 99.7% (Cost - $336,307,993#)				317,606,156
Other Assets in Excess of Liabilities - 0.3%				1,044,665

TOTAL NET ASSETS - 100.0%				$318,650,821

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of March 31, 2012.

(d)	Illiquid security.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The maturity principal is currently in default as of March 31, 2012.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PO	— Principal Only
SEK	— Swedish Krona
THB	— Thai Baht

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
SCHEDULE OF WRITTEN OPTIONS
Eurodollar Futures, Put	6/18/12	$99.25	162	$4,050
U.S. Treasury 10-Year Notes, Call	5/25/12	133.50	96	7,500
U.S. Treasury 10-Year Notes, Put	5/25/12	127.50	62	23,250

TOTAL WRITTEN OPTIONS (Premiums received - $87,566)				$34,800

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset Total Return Unconstrained Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$104,189,254	$0	*	$104,189,254
Asset-backed securities	—	12,129,336	2,820,852		14,950,188
Collateralized mortgage obligations	—	24,440,059	—		24,440,059
Collateralized senior loans	—	14,244,824	—		14,244,824
Mortgage-backed securities	—	13,404,651	—		13,404,651
Municipal bonds	—	8,558,718	—		8,558,718
Non U.S. treasury inflation protected securities	—	1,679,107	—		1,679,107
Sovereign bonds	—	9,139,698	—		9,139,698
U.S. government & agency obligations	—	80,183,780	—		80,183,780
U.S. treasury inflation protected securities	—	2,216,692	—		2,216,692
Common stocks	—	257,070	—		257,070
Preferred stocks	$2,195,450	—	—		2,195,450
Purchased options	14,175	—	—		14,175
Warrants	—	6,767	—		6,767

Total long-term investments	$2,209,625	$270,449,956	$2,820,852		$275,480,433

Short-term investments†	—	42,125,723	—		42,125,723

Total investments	$2,209,625	$312,575,679	$2,820,852		$317,606,156

Other financial instruments:
Futures contracts	$1,123,060	—	—		$1,123,060
Forward foreign currency contracts	—	$262,075	—		262,075
Interest rate swap contracts	—	358,658	—		358,658
Credit default swaps on corporate issues – sell protection‡	—	80,581	—		80,581
Credit default swaps on corporate issues – buy protection‡	—	6,601	—		6,601
Credit default swaps on credit indices – buy protection‡	—	235,662	—		235,662

Total other financial instruments	$1,123,060	$943,577	—		$2,066,637

Total	$3,332,685	$313,519,256	$2,820,852		$319,672,793

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$34,800	—	—	$34,800
Futures contracts	49,327	—	—	49,327
Forward foreign currency contracts	—	$442,848	—	442,848
Interest rate swap contracts	—	15,329	—	15,329
Credit default swaps on corporate issues - buy protection‡	—	65,819	—	65,819
Credit default swaps on credit indices - sell protection‡	—	212,005	—	212,005
Credit default swaps on credit indices - buy protection‡	—	29,962	—	29,962

Total	$84,127	$765,963	—	$850,090

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$0	*	$5,281,051	$282,606	$5,098	$5,568,755
Accrued premiums/discounts	—		15,258	—	—	15,258
Realized gain (loss)(1)	—		(10,331)	—	—	(10,331)
Change in unrealized appreciation (depreciation)(2)	—		(129,602)	(25,536)	1,669	(153,469)
Purchases	—		—	—	—	—
Sales	—		(8,738)	—	—	(8,738)
Transfers into Level 3(3)	0	*	—	—	—	—
Transfers out of Level 3(4)	—		(2,326,786)	(257,070)	(6,767)	(2,590,623)

Balance as of March 31, 2012	$0	*	$2,820,852	—	—	$2,820,852

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(2)	—		$(27,514)	—	—	$(27,514)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

Notes to Schedule of Investments (unaudited) (continued)

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the total notional value of all credit default swaps to sell protection is $7,896,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional

Notes to Schedule of Investments (unaudited) (continued)

amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2012, the Fund held written options, forward foreign currency contracts , credit default swaps, and interest rate swaps with credit related contingent features which had a liability position of $800,763. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,868,036
Gross unrealized depreciation	(28,569,873)

Net unrealized depreciation	$(18,701,837)

At March 31, 2012, the Fund had the following open futures contracts:

	Number Of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
German Euro Bobl	22	6/12	$3,643,956	$3,641,560	$(2,396)
U.S. Treasury Ultra Long-Term Bonds	8	6/12	1,254,682	1,207,751	(46,931)

					$(49,327)

Contracts to Sell:
U.S. Treasury 2-Year Notes	41	6/12	9,032,132	9,025,766	6,366
U.S. Treasury 5-Year Notes	37	6/12	4,564,044	4,533,945	30,099
U.S. Treasury 10-Year Notes	583	6/12	76,409,605	75,489,391	920,214
U.S. Treasury 30-Year Bonds	39	6/12	5,538,631	5,372,250	166,381

					$1,123,060

Net unrealized gain on open futures contracts					$1,073,733

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	32,480,000	$1,389,310
Options written	52,200,482	254,133
Options closed	(32,480,034)	(1,407,793)
Options expired	(52,200,128)	(148,084)

Written options, outstanding as of March 31, 2012	320	$87,566

At March 31, 2012, the Fund held a TBA Security with a total cost of $4,844,777.

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Japanese Yen	Citibank N.A.	165,039,800	$1,994,793	5/16/12	$(157,947)
Mexican Peso	Morgan Stanley & Co. Inc.	39,789,122	3,096,126	5/16/12	(11,792)

					(169,739)

Contracts to Sell:
Brazilian Real	Citibank N.A.	3,030,000	1,653,423	4/16/12	42,631
Euro	Citibank N.A.	5,101,609	6,805,534	5/16/12	(150,230)
Euro	Morgan Stanley & Co. Inc.	1,826,000	2,435,880	5/16/12	(53,087)
Euro	UBS AG	500,000	666,999	5/16/12	(10,034)
Japanese Yen	Citibank N.A.	251,000,000	3,033,771	5/16/12	60,486
Japanese Yen	Credit Suisse First Boston Inc.	165,039,620	1,994,791	5/16/12	158,958

Notes to Schedule of Investments (unaudited) (continued)

Turkish Lira	JPMorgan Chase & Co.	5,768,035	3,201,783	5/16/12	(59,758)

					(11,034)

Net unrealized loss on open forward foreign currency contracts					$(180,773)

At March 31, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc.	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(7,368)
Banc of America Securities LLC	100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	(4,220)
Barclays Capital Inc.	60,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(648)
RBS Greenwich	40,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(9)
Credit Suisse First Boston Inc.	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(3,084)
Barclays Capital Inc.	10,290,000	1/17/22	2.065% semi-annually	3-Month LIBOR	—	185,958
Barclays Capital Inc.	6,150,000	1/27/22	2.097% semi-annually	3-Month LIBOR	—	96,011
Morgan Stanley & Co. Inc.	3,970,000	1/30/22	2.059% semi-annually	3-Month LIBOR	—	76,689

Total	$20,710,000				—	$343,329

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2012(3)	PERIODIC PAYMENTS RECEIVED BY THE FUND‡		MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	$3,000,000	9/20/12	0.61%	3.150	% quarterly	$36,683	—	$36,683
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	0.61%	3.650	% quarterly	43,898	—	43,898

Total	$6,000,000					$80,581	$—	$80,581

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.900% quarterly	$(734)	—	$(734)
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	110,000	3/20/13	1.050% monthly	6,270	—	6,270
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	60,000	6/20/12	0.630% quarterly	(55)	—	(55)

Notes to Schedule of Investments (unaudited) (continued)

Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.750% quarterly	331	—	331
Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	4.700% quarterly	(65,030)	—	(65,030)

Total	$1,270,000			$(59,218)	—	$(59,218)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(5)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Securities Inc. (CMBX NA AM 2)	$900,000	3/15/49	0.500% monthly	$(108,161)	$(51,162)	$(56,999)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	205,000	10/12/52	0.500% monthly	(16,217)	(18,718)	2,501
Goldman Sachs Group Inc. (CMBX NA AM 1)	181,000	10/12/52	0.500% monthly	(14,318)	(16,471)	2,153
UBS Warburg LLC (CMBX NA AM 2)	311,000	3/15/49	0.500% monthly	(37,376)	(62,028)	24,652
UBS Warburg LLC (CMBX NA AM 2)	299,000	3/15/49	0.500% monthly	(35,933)	(54,091)	18,158

Total	$1,896,000			$(212,005)	$(202,470)	$(9,535)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(5)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	$1,100,000	2/17/51	0.500% monthly	$206,250	$101,277	$104,973
Barclays Capital Inc. (MARKIT CDX HY 15)	3,298,000	12/20/15	5.000% quarterly	(29,962)	(90,785)	60,823
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	509,000	10/12/52	0.100% monthly	15,808	20,343	(4,535)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	438,000	10/12/52	0.100% monthly	13,604	17,775	(4,171)

Total	$5,345,000			$205,700	$48,610	$157,090

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

Notes to Schedule of Investments (unaudited) (continued)

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$1,123,060	$(49,327)	$14,175	$(34,800)	—	—	$343,329	$1,396,437
Foreign Exchange Risk	—	—	—	—	$262,075	$(442,848)	—	$(180,773)
Credit Risk	—	—	—	—	—	—	$15,058	$15,058

Total	$1,123,060	$(49,327)	$14,175	$(34,800)	$262,075	$(442,848)	$358,387	$1,230,722

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$151,566
Written options	661,228
Forward foreign currency contracts (to buy)	5,100,408
Forward foreign currency contracts (to sell)	14,281,391
Futures contracts (to buy)	19,790,371
Futures contracts (to sell)	131,071,649

Average notional balance
Interest rate swap contracts	$15,927,500
Credit default swap contracts (to buy protection)	6,662,000
Credit default swap contracts (to sell protection)	7,896,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By :	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012